FOR IMMEDIATE RELEASE
MIDWESTONE FINANCIAL GROUP, INC. ANNOUNCES STRATEGIC ACQUISITION IN DENVER

IOWA CITY, Iowa, September 27, 2023 – MidWestOne Financial Group, Inc. (Nasdaq: MOFG) (“MidWestOne”, “we”, “our”, or the “Company”) today announced that it has executed a definitive merger agreement to strategically reinvest the proceeds from the previously announced sale of our Florida operations through the acquisition of Denver Bankshares, Inc. (“Denver Bankshares”), the parent company for the Bank of Denver (“Bank of Denver”). This transaction is an all cash deal that has been approved by the respective board of directors, and is expected to close in the first quarter of 2024.

Transaction Highlights

•We are strategically reinvesting the sale proceeds from our previously announced Florida divestiture into the Denver MSA, which we identified as one of our core markets, to accelerate our growth and continue building scale
•We will pay $32.6 million in cash consideration to acquire Denver Bankshares
•The Bank of Denver has $271.5 million1 in assets, $198.0 million1 in loans and $242.0 million1 in deposits
•The combined Florida and Denver transactions are expected to be 13.4% accretive to earnings per share in 20242 and 10.2% accretive to earnings per share in 2025
•Tangible book value per share dilution is expected to be 3.7% at closing of both transactions, with a 2.58 year earn-back period for this dilution3
•Proforma for the transaction, the Company will have $606.6 million1 in loans and $373.2 million1 in deposits in Denver, providing improved scale and supporting continued expansion opportunities
•The Bank of Denver is the 6th largest community bank in the Denver market4, with an attractive deposit franchise consisting of 32.8%5 non-interest bearing deposits and a cost of deposits of 0.98%6
•MidWestOne’s Denver leadership will remain in place, and Denver Bankshares’ Chief Executive Officer, Lori Radcliffe, will become part of the Company’s market leadership team

Charles (“Chip”) Reeves, Chief Executive Officer of the Company, commented, “By reinvesting the proceeds from the sale of our Florida operations into the acquisition of Denver Bankshares, we are continuing to build the necessary critical mass in our Denver market, a large and core metropolitan market. This acquisition accelerates our growth in the region by three to four years. This additional scale in Denver will enable us to continue to recruit bankers and build upon our already strong momentum in this commercially and demographically attractive market.”

A presentation with additional information can be accessed by visiting the Company’s investor relations website at www.midwestonefinancial.com or on the Form 8-K filed with the U.S. Securities and Exchange Commission, which can be accessed at www.SEC.gov.

1 As of June 30, 2023
2 2024 EPS accretion excludes the impact of transaction costs and assumes both transactions close March 31, 2024 for modeling purposes
3 TBVPS dilution earn-back period is based on the crossover method, includes the impact of transaction costs and day 2 CECL reserve, and assumes both transactions close March 31, 2024 for modeling purposes
4 Based on total deposits in the Denver MSA as of June 30, 2023. Community bank is defined as institutions with total assets less than $3.0 billion. Source: S&P Capital IQ Pro
5 Non-interest bearing deposit as a percentage of total deposits as of June 30, 2023
6 Cost of total deposits for the six months ended June 30, 2023

Conference Call Details
The Company will host a conference call for investors on Wednesday, September 27, 2023 at 12:30PM CT. Investors and analysts interested in participating in the call may pre-register utilizing the following link: https://www.netroadshow.com/events/login?show=f8c1ed99&confId=55934. After pre-registering for this event you will receive your access details via email. You are also able to dial 1-833-470-1428, using an access code of 535493 at least fifteen minutes before the call start time. A live audio webcast of the conference call and conference materials will be available on the Company’s website at www.midwestonefinancial.com.

A replay of the call will be available within two hours of the conclusion of the call and can be accessed by dialing 1-866-813-9403 and using the replay access code of 695602. The replay will be available until Wednesday, October 25, 2023.

Advisors
Piper Sandler & Co. served as financial advisor and Barack Ferrazzano Kirschbaum & Nagelberg LLP provided legal counsel to MidWestOne. Olsen Palmer LLC served as financial advisor and Spierer, Woodward, Corbalis & Goldberg provided legal counsel to Denver Bankshares.

About MidWestOne Financial Group, Inc.
MidWestOne Financial Group, Inc. is a financial holding company headquartered in Iowa City, Iowa. MidWestOne is the parent company of MidWestOne Bank, which operates banking offices in Iowa, Minnesota, Wisconsin, Florida, and Colorado. MidWestOne provides electronic delivery of financial services through its website, MidWestOne.bank. MidWestOne Financial Group, Inc. trades on the Nasdaq Global Select Market under the symbol “MOFG”.

Cautionary Note Regarding Forward Looking Statements
Certain statements contained in this presentation that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements may include information about MidWestOne’s and Denver Bankshares’ possible or assumed future economic performance or future results of operations, including MidWestOne’s and Denver Bankshares’ future revenues, income, expenses, provision for loan losses, provision for taxes, effective tax rate, earnings per share and cash flows, and MidWestOne’s and Denver Bankshares’ future capital expenditures and dividends, future financial condition and changes therein, including changes in MidWestOne’s and Denver Bankshares’ loan portfolio and allowance for loan losses, future capital structure or changes therein, as well as the plans and objectives of management for MidWestOne’s and Denver Bankshares’ future operations, future or proposed acquisitions, the future or expected effect of acquisitions on MidWestOne’s and Denver Bankshares’ operations, results of operations, financial condition, and future economic performance, statements about the benefits of the merger, and the statements of the assumptions underlying any such statement. Such statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim”, “anticipate”, “estimate”, “expect”, “goal”, “guidance”, “intend”, “is anticipated”, “is expected”, “is intended”, “objective”, “plan”, “projected”, “projection”, “will affect”, “will be”, “will continue”, “will decrease”, “will grow”, “will impact”, “will increase”, “will incur”, “will reduce”, “will remain”, “will result”, “would be”, variations of such words or phrases (including where the word “could”, “may”, or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. The forward-looking statements that MidWestOne makes are based on our current expectations and assumptions regarding MidWestOne’s and Denver Bankshares’ businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect MidWestOne’s future financial results and performance and could cause those results or performance to differ materially from those expressed in the forward-looking statements. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement or asset purchase agreement, with respect to the branch sale, the outcome of any legal proceedings that may be instituted against MidWestOne or Denver Bankshares’, delays in completing the merger or branch sale, the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the merger or branch sale) and shareholder approval or to satisfy any of the other conditions to the merger or branch sale on a timely basis or at all, the possibility that the anticipated benefits of the merger or branch sale are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where MidWestOne and Denver Bankshares do business, the possibility that the merger and branch sale may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the merger and MidWestOne’s ability to complete the acquisition and integration of Denver Bankshares successfully. Each of MidWestOne and Denver Bankshares disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information on MidWestOne, and factors which could affect the forward-looking statements contained herein can be found in MidWestOne’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2023 and June 30, 2023 and its other filings with the SEC.

Contact:
Barry S. Ray
Chief Financial Officer
MidWestOne Financial Group, Inc.
319-356-5800